 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2015

PLURISTEM THERAPEUTICS INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-31392	98-0351734
(Commission File Number)	(IRS Employer Identification No.)

MATAM Advanced Technology Park Building No. 5 Haifa, Israel	31905
(Address of Principal Executive Offices)	(Zip Code)

011 972 74 7108607
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On September 10, 2015, the registrant issued a press release describing corporate and financial highlights for fiscal year 2015. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Warning Concerning Forward Looking Statements

Exhibit 99.1 to this Current Report on Form 8-K contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and federal securities laws. For example, we are using forward-looking statements when we discuss PLX-PAD’s potential to enter the European market in 2018 with conditional approval to treat a type of CLI, when we discuss our preparation for submission of an Investigational New Drug application to FDA for PLX-R18 in the treatment of incomplete hematopoietic recovery following hematopoietic cell transplant, when we discuss PLX-R18’s potential to improve the outcome of bone marrow transplantation, and when we discuss our expectation that our current cash and cash equivalents, bank deposits, restricted deposits and marketable securities will support its activities for the next two years. These forward-looking statements and their implications are based on the current expectations of the management of Pluristem only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: changes in technology and market requirements; we may encounter delays or obstacles in launching and/or successfully completing our clinical trials; our products may not be approved by regulatory agencies, our technology may not be validated as we progress further and our methods may not be accepted by the scientific community; we may be unable to retain or attract key employees whose knowledge is essential to the development of our products; unforeseen scientific difficulties may develop with our process; our products may wind up being more expensive than we anticipate; results in the laboratory may not translate to equally good results in real surgical settings; results of preclinical studies may not correlate with the results of human clinical trials; our patents may not be sufficient; our products may harm recipients; changes in legislation; inability to timely develop and introduce new technologies, products and applications; loss of market share and pressure on pricing resulting from competition, which could cause the actual results or performance of Pluristem to differ materially from those contemplated in such forward-looking statements. Except as otherwise required by law, Pluristem undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risks and uncertainties affecting Pluristem, reference is made to Pluristem's reports filed from time to time with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits

 (d)           Exhibits

 99.1 – Press release of Pluristem Therapeutics Inc. dated September 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURISTEM THERAPEUTICS INC.

Date: September 10, 2015	By:	/s/ Yaky Yanay
Name: Yaky Yanay
Title: President, Chief Financial Officer, Chief Operating Officer and Secretary